Pacer WealthShield ETF
Schedule of Investments
July 31, 2022 (Unaudited)
	Principal Amount	Value
CONTINGENT VALUE RIGHTS - 0.0% (a)
Pharmaceuticals - 0.0% (a)
Achillion Pharmaceuticals, Inc. (b)(d)	$6,273	$2,886

TOTAL CONTINGENT VALUE RIGHTS (Cost $0)		2,886

SHORT-TERM INVESTMENTS - 100.0%
Money Market Deposit Accounts - 10.7%
U.S. Bank Money Market Deposit Account, 1.600% (c)	3,293,650	3,293,650
U.S. Treasury Bills - 89.3%
United States Treasury Bill, 0.00%, 09/01/2022	25,000,000	24,954,361
United States Treasury Bill, 0.00%, 09/08/2022	2,500,000	2,494,462
		27,448,823
TOTAL SHORT-TERM INVESTMENTS (Cost $30,766,482)		30,742,473

Total Investments (Cost $30,766,482) - 100.0%		30,745,359
Liabilities in Excess of Other Assets - 0.0% (a)		(12,424)
TOTAL NET ASSETS - 100.0%		$30,732,935

Percentages are stated as a percent of net assets.
(a)	Less than 0.05%.
(b)	Non-income producing security.
(c)	The rate shown is as of July 31, 2022.
(d)	As of July 31, 2022, the Fund has fair valued this security. This security is deemed illiquid according to the Fund’s liquidity guidelines. Value determined using significant unobservable inputs.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease.

Summary of Fair Value Disclosure at July 31, 2022 (Unaudited)

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The financial statements have been prepared in conformity with accounting principals generally accepted in the United States of America (“GAAP”). The Funds are investment companies that follow the accounting and reporting guidelines of Accounting Standards Codification Topic 946 applicable to investment companies.

Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, except for securities listed on Nasdaq Global Market (“Nasdaq”). If, on a particular day, there is no such reported sale, then the most recent quoted bid price will be used. For securities traded on Nasdaq, the Nasdaq Official Closing Price (“NOCP”) will be used. If a Fund holds foreign shares of a security for which there is no reported volume, and there is an actively trading local version of the security, the last quoted sale price of the local security shall be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.

Investments in other open-end investment companies, including money market funds, are valued at the investment company’s net asset valueper share, with the exception of exchange-traded open-end investment companies, which are priced as equity securities described above.

Fixed-income securities are normally valued on the basis of quotes obtained from independent pricing services in accordance with procedures adopted by the Board of Trustees. The independent pricing services may employ methodologies that utilize market transactions (if the security is actively traded), broker-dealer supplied valuations, or matrix pricing. Short-term securities that have maturities of less than 60 days, at the time of purchase, are valued at amortized cost, which, when combined with accrued interest, approximates market value.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the twenty, sixty, ninety, and one-hundred eighty day forward rates provided by an independent source.

Futures contracts are valued at the Settlement Price on the exchange on which they are principally traded.

Units of Mount Vernon Liquid Assets Portfolio are not traded on an exchange and are valued at the investment company’s NAV per share as provided by its administrator.

Deposit accounts are valued at acquisition cost, which approximates fair value.

Any securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith by the Fair Value Pricing Committee using the Fair Value Procedures approved by the Board of Trustees (the “Board”).

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of July 31, 2022:

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Contingent Value Rights	$ -	$ -	$ 2,886	$ -	$ 2,886
Short-Term Investments	3,293,650	27,448,823	-	-	30,742,473
Total Investments in Securities	$ 3,293,650	$ 27,448,823	$ 2,886	$ -	$ 30,745,359
^ See Schedule of Investments for industry breakouts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

PWS(a)	Balance as of 4/30/2022	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Out of Level 3	Transfers Into Level 3	Balance as of 7/31/2022
Contingent Value Rights	$2,886	$-	$-	$-	$-	$-	$-	$2,886

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

PWS	Fair Value as of 7/31/2022	Valuation Techniques	Unobservable Input	Impact to Valuation From an Increase to Input
Contingent Value Rights	$2,886	Acquisition Price	Stale Data	$0.46
(a)Table presents information for one security, which has been valued at $0.46 throughout the period.